CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT

CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of June 17, 2010, by and among (i) Borders Group, Inc. (“BGI”), a Michigan corporation, and Borders, Inc. (“Borders”, and together with BGI, individually, a “Borrower”, and collectively, the “Borrowers”), (ii) the Guarantors party to the Loan Agreement referenced below (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”), (iii) the financial institutions party to the Loan Agreement (individually, a “Lender”, and collectively, the “Lenders”), and (iv) GA Capital, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

WHEREAS, the Borrowers, Guarantors, the Lenders and the Administrative Agent are party to that certain Term Loan Agreement dated as of March 31, 2010 (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”);

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that Paperchase, a Subsidiary of BGI, desires to incur Indebtedness (including, without limitation, in respect of hedging obligations) in a principal amount not to exceed the dollar equivalent of 9,000,000 pounds sterling (the “Paperchase Indebtedness”) in favor of Bank of Scotland (the “Paperchase Lender”), and in connection therewith, Paperchase shall grant liens in favor of the Paperchase Lender in certain of its assets as security for the Paperchase Indebtedness;

WHEREAS, absent the consent of the Administrative Agent and the Required Lenders, (i) the Borrowers are required to cause Paperchase to grant liens in favor of the Administrative Agent on any assets securing the Paperchase Indebtedness, and (ii) the Paperchase Indebtedness is permitted only to the extent subject to an intercreditor agreement, in each case as further described in Section 9.1(l) of the Loan Agreement;

WHEREAS, the Borrowers desire to cause Paperchase to incur the Paperchase Indebtedness without complying with the lien and intercreditor agreement conditions of Section 9.1(l)(ii) and Section 9.1(l)(iii) of the Loan Agreement;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders (i) consent to the incurrence of the Paperchase Indebtedness and the grant by Paperchase of a lien on its assets as security therefor, (ii) waive compliance by the Borrowers of the lien and intercreditor agreement conditions of Section 9.1(l)(ii) and Section 9.1(l)(iii) of the Loan Agreement, and (iii) amend certain provisions of the Loan Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders have so agreed, subject to the terms and conditions hereof;

NOW, THEREFORE, the parties hereto agree as follows:

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SECTION 1. Defined Terms.  Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement.

SECTION 2. Amendment to Article 1 of Loan Agreement.  The provisions of Section 1.1 of the Loan Agreement are hereby amended by deleting the definition of “Equity Reserve” in its entirety and substituting the following definition therefor in its stead:

“Equity Reserve.  A reserve in the amount of $2,500,000; provided, that so long as no Event of Default has occurred and is continuing, the Equity Reserve shall be reduced to $0 upon the earlier to occur of the date on which (i) the principal balance of the FIFO Loans is reduced to $0, or (ii) the first monthly installment due pursuant to Section 3.2(d) hereof has been made.”

SECTION 3. Amendment to Article 3 of Loan Agreement.  The provisions of Section 3.2 of the Loan Agreement are hereby amended as follows:

(a) By adding the following new sentence to the end of clause (a) thereof:

“All repayments under this Section 3.2(a) shall be applied to each Lender’s Loans pro rata in accordance with such Lender’s Commitment Percentage of the amount of the Loans.”

(b) By adding the phrase “Except as provided in Section 3.2(a) hereof,” at the beginning of clause (f) thereof.

SECTION 4. Amendment to Article 9 of Loan Agreement.  The provisions of Section 9.5.2 of the Loan Agreement are hereby amended by adding the following text at the end of clause (d)(ii)(2) thereof:

“ (it being acknowledged and agreed that if the Net Cash Proceeds received in connection with the Paperchase Sale are in an amount less than $25,000,000, the consent of the Administrative Agent and the Required Lenders shall be required, provided that if the Net Cash Proceeds received in connection with the Paperchase Sale are in an amount of at least $20,000,000 but less than $25,000,000, the Administrative Agent and the Required Lenders shall not unreasonably withhold, delay or condition (including, without limitation, charging a consent fee) such consent).”

SECTION 5. Paperchase Indebtedness Consent and Waiver.  The Administrative Agent and the Required Lenders hereby (i) consent to the incurrence of the Paperchase Indebtedness and the grant by Paperchase in favor of the Paperchase Lender of a security interest in its assets as security therefor, and (ii) waive compliance by the Borrowers of the lien and intercreditor agreement conditions of Section 9.1(l)(ii) and Section 9.1(l)(iii) of the Loan Agreement.  The consent and waiver furnished herein relate solely to the incurrence of the Paperchase Indebtedness and the grant by Paperchase in favor of the Paperchase Lender of a security interest in its assets as security therefor and no way constitute a modification or waiver of any of the Administrative Agent’s or any Lender’s rights or the Loan Parties’ obligations under the Loan

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Agreement or any other Loan Documents, and the incurrence of any other Indebtedness and the grant by any Loan Party or Subsidiary of any Loan Party of any security interest in any of such Person’s assets (in each case, whether by Paperchase or otherwise) must strictly comply with the terms of the Loan Agreement (including, without limitation, Section 9.1(l) thereof) and the other Loan Documents.

SECTION 6. Consent to Amendment to First Lien Credit Agreement.  The Administrative Agent and the Required Lenders hereby consent to the amendments and modifications to the First Lien Credit Agreement described in that certain Consent dated as of even date (the “First Lien Amendment”), by and among the Loan Parties, the First Lien Agent and the First Lien Lenders, a true and complete copy of which is annexed hereto as Exhibit A, to the extent such consent is required pursuant to Section 5.2(a) of the Intercreditor Agreement.

SECTION 7. Waiver Fee.  As consideration for the consent, waiver and amendments provided herein, if the Loan Parties shall not have consummated the Paperchase Sale and applied the Net Cash Proceeds received in connection therewith (which Net Cash Proceeds shall be in an amount of at least $20,000,000) to prepay the outstanding amount of the Loans pursuant to Section 3.2 of the Loan Agreement on or before the date that is the earlier to occur of (i) the occurrence of an Event of Default, and (ii) September 6, 2010, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a waiver fee (the “Waiver Fee”) in an amount equal to $337,500.00, which Waiver Fee shall be payable in immediately available funds and shall not be subject to refund or rebate under any circumstances.

SECTION 8. Conditions to Effectiveness.  This Amendment and the consent, waiver and amendments provided herein, shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:

(a) This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received a copy of the First Lien Amendment, duly executed by the parties thereto.

(c) All necessary consents and approvals to this Amendment shall have been obtained.

(d) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

(e) No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Amendment.

SECTION 9. Miscellaneous.

(a) The Borrowers hereby acknowledge and agree that they shall pay all costs and expenses incurred by the Administrative Agent in connection with this Amendment,

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including, without limitation, all attorneys’ fees, as and to the extent required pursuant to Section 16.2 of the Loan Agreement.

(b) Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.

(c) The Loan Parties hereby confirm that no Default or Event of Default exists or, after giving effect to this Amendment, would result from the incurrence of the Paperchase Indebtedness and the granting of liens in connection therewith.

(d) The Loan Parties hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained in the Loan Agreement as of the date hereof, provided that all representations and warranties that relate solely to an earlier date are hereby ratified, confirmed, and reaffirmed as of such earlier date.

(e) The Loan Parties hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Loan Documents, the Obligations, or otherwise, and that if the Loan Parties now have, or ever did have, in each case, prior to the date hereof, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED, and the Loan Parties hereby RELEASE the Administrative Agent and each Lender, and each of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

(f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).

(g) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  Delivery by facsimile or other electronic transmission by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOAN PARTIES:

BORDERS GROUP, INC.

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

BORDERS, INC.

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

BORDERS PROPERTIES, INC.
BORDERS INTERNATIONAL SERVICES, INC.

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

BGP (UK) LIMITED

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

BORDERS DIRECT, LLC

By:           Borders, Inc., its Sole Member

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

ADMINISTRATIVE AGENT:

GA CAPITAL, LLC

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

[SIGNATURE PAGE TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]

LENDERS:

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:           Tennenbaum Capital Partners, LLC,
its Investment Manager

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:           Tennenbaum Capital Partners, LLC,
its Investment Manager

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

[SIGNATURE PAGE TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]

BANK OF AMERICA, N.A.

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

[SIGNATURE PAGE TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]

1903 ONSHORE FUNDING, LLC

By:           GB Merchant Partners, LLC,
its Investment Manager

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

[SIGNATURE PAGE TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]

STONE TOWER CREDIT FUNDING I LTD.

By:           Stone Tower Fund Management LLC,
its Collateral Manager

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

[SIGNATURE PAGE TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]

Exhibit A

First Lien Amendment

[see attached]

1221068.5

[EXHIBIT A TO CONSENT, WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT]